SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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Date of report (Date of earliest event reported):                                                 December 16, 1999



                                        Palomar Medical Technologies, Inc.
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                                (Exact Name of Registrant as Specified in Charter)



              Delaware                             001-11177                             04-3128178
--------------------------------------- -------------------------------- -------------------------------------------
(State or Other Jurisdiction               (Commission File Number)          (IRS Employer Identification No.)
of Incorporation)


      82 Cambridge St.,                  Burlington, Massachusetts                            01803
------------------------------ ---------------------------------------------- --------------------------------------
                                 (Address of Principal Executive Offices)                  (Zip Code)


                                                   781-993-2300
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                                Registrant's telephone number, including area code





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                           (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

      Effective as of December 8, 1999, Palomar Medical Technologies, Inc. (the "Company") has amended and restated its Bylaws, which are attached hereto and incorporated herein in their entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

           3.1 Amended and Restated Bylaws of the Company, effective as of December 8, 1999.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PALOMAR MEDICAL TECHNOLOGIES, INC.

Date:December 16, 1999                        By:        /s/ Louis P. Valente
                                                         -----------------------
                                              Name:      Louis P. Valente
                                              Title:     President and
                                                         Chief Executive Officer



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                                  EXHIBIT INDEX


       Exhibit No.         Description
       -----------         -----------

           3.1 Amended and Restated Bylaws of the Company, effective as of December 8, 1999.